SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : September 25, 2000


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2000, providing for the issuance of Aurora Loan Services Mortgage Pass-Through Certificates, Series 2000-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-31252-01              74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Aurora Loan Services Mortgage Pass-Through Certificates, Series 2000-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2000 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On September 25,2000 distributions were made to the Certificateholders.

     Specific  information  with  respect  to the  distributions  are  filed  as
Exhibits 99.1.   No other  reportable  transactions  or  matters  have
occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 25, 2000 is filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  October 11, 2000          By:   /s/ Kimberly Costa
                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 200

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2000

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                              STATEMENT TO CERTIFICATEHOLDERS
                                       September 25, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original        Prior                                                                                Current
              Face      Principal                                                       Realized  Deferred       Principal
Class        Value        Balance          Principal        Interest       Total        Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       48,844,000.00     40,332,344.93    531,494.51      252,077.16     783,571.67      0.00        0.00  39,800,850.42
IA2        1,000,000.00        825,737.97     10,881.47        5,160.86      16,042.33      0.00        0.00     814,856.50
IAP          721,738.00        648,689.00      8,899.36            0.00       8,899.36      0.00        0.00     639,789.64
IIA1     165,599,000.00    149,139,573.07  5,635,589.43      909,751.40   6,545,340.83      0.00        0.00 143,503,983.64
IIA2       1,000,000.00        900,606.73     34,031.54        5,493.70      39,525.24      0.00        0.00     866,575.19
IIAP      18,766,848.00     17,392,016.96    228,837.73            0.00     228,837.73      0.00        0.00  17,163,179.23
B1         8,402,000.00      8,382,983.19      4,996.55       61,289.39      66,285.94      0.00        0.00   8,377,986.64
B2         6,463,000.00      6,448,371.90      3,843.45       47,145.13      50,988.58      0.00        0.00   6,444,528.45
B3         3,101,000.00      3,093,981.32      1,844.12       22,620.62      24,464.74      0.00        0.00   3,092,137.20
B4         2,068,000.00      2,063,319.35      1,229.81       15,085.27      16,315.08      0.00        0.00   2,062,089.54
B5         1,033,000.00      1,030,661.97        614.31        7,535.34       8,149.65      0.00        0.00   1,030,047.66
B6         1,557,932.10      1,555,170.78        888.99       11,369.11      12,258.10      0.00        0.00   1,554,281.79
R                100.00              0.00          0.00            0.00           0.00      0.00        0.00           0.00
TOTALS   258,556,618.10    231,813,457.17  6,463,151.27    1,337,527.98   7,800,679.25      0.00        0.00 225,350,305.90
IAX       49,844,000.00     41,158,082.89          0.00       13,159.87      13,159.87      0.00        0.00  40,615,706.91
IIAX1    166,599,000.00    150,040,179.80          0.00      212,062.88     212,062.88      0.00        0.00 144,370,558.82
IIAX2    166,599,000.00    150,040,179.80          0.00        2,006.63       2,006.63      0.00        0.00 144,370,558.82
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS   258,556,618.10    231,813,457.17  6,463,151.27    1,337,527.98   7,800,679.25      0.00        0.00  225,350,305.90
IAX       49,844,000.00     41,158,082.89          0.00       13,159.87      13,159.87      0.00        0.00   40,615,706.91
IIAX1    166,599,000.00    150,040,179.80          0.00      212,062.88     212,062.88      0.00        0.00  144,370,558.82
IIAX2    166,599,000.00    150,040,179.80          0.00        2,006.63       2,006.63      0.00        0.00  144,370,558.82
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                           Pass-through Rates
------------------------------------------------------------------------------------                ---------------------------
                        Prior                                                       Current                            Current
                       Principal                                                    Principal         Class            Pass-thru
Class      cusip        Factor          Principal      Interest         Total        Factor                             Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1      863572n41      825.73796024   10.88146978      5.16086234    16.04233212   814.85649046        IA1             7.500000
IA2                     825.73797000   10.88147000      5.16086000    16.04233000   814.85650000        IA2             7.500000
IAP      863572n66      898.78737159   12.33045787      0.00000000    12.33045787   886.45691373        IAP             0.000000
IIA1     863572n74      900.60672510   34.03154264      5.49370105    39.52524369   866.57518246        IIA1            7.320000
IIA2                    900.60673000   34.03154000      5.49370000    39.52524000   866.57519000        IIA2            7.320000
IIAP     863572p23      926.74150502   12.19372214      0.00000000    12.19372214   914.54778288        IIAP            0.000000
B1       863572p31      997.73663294    0.59468579      7.29461914     7.88930493   997.14194716        B1              8.773401
B2       863572p49      997.73663933    0.59468513      7.29462015     7.88930528   997.14195420        B2              8.773401
B3       863572p56      997.73663979    0.59468559      7.29462109     7.88930668   997.14195421        B3              8.773401
B4                      997.73662959    0.59468569      7.29461799     7.88930368   997.14194391        B4              8.773401
B5                      997.73666021    0.59468538      7.29461762     7.88930300   997.14197483        B5              8.773401
B6                      998.22757359    0.57062179      7.29756451     7.86818630   997.65695180        B6              8.773401
R        863572p64        0.00000000    0.00000000      0.00000000     0.00000000     0.00000000        R               7.500000
----------------------------------------------------------------------------------------------------------------------------------
TOTALS                  896.56748635   24.99704443      5.17305645    30.17010088   871.57044192
----------------------------------------------------------------------------------------------------------------------------------
IAX      863572n58      825.73796024    0.00000000      0.26402115     0.26402115   814.85649045       IAX              0.383688
IIAX1    863572n82      900.60672513    0.00000000      1.27289407     1.27289407   866.57518244       IIAX1            1.696049
IIAX2    863572n90      900.60672513    0.00000000      0.01204467     0.01204467   866.57518244       IIAX2            0.016049
----------------------------------------------------------------------------------------------------------------------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                                      September 25, 2000


Sec. 4.03(i)    Unscheduled Principal Amounts                                            6,324,676.07
                Group 1 Unscheduled Principal                                              525,520.45
                Group 2 Unscheduled Principal                                            5,799,155.62

Sec. 4.03(iv)   Aggregate Advances                                                               0.00
                Group 1 Advances                                                                 0.00
                Group 2 Advances                                                                 0.00

Sec. 4.03(v)    Ending Principal Balance                                               225,350,305.90
                Group 1 Principal Balance                                               46,086,907.39
                Group 2 Principal Balance                                              179,263,398.51

Sec. 4.03(vii)  Current Period Realized Losses                                                   0.00
                Group 1 Current Period Realized Losses                                           0.00
                Group 2 Current Period Realized Losses                                           0.00

                Bankruptcy Losses                                                                0.00
                Fraud Losses                                                                     0.00
                Special Hazard Losses                                                            0.00

                Bankruptcy Loss Amount                                                     257,885.00
                Fraud Loss Amount                                                        5,171,132.00
                Special Hazard Loss Amount                                               7,952,432.96

                Servicing Fees (includes Retaind Interest)                                  48,294.47
                Sub-Servicing Fees                                                           3,863.56
                Trustee Fees                                                                 1,642.02

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                1 month          0                0.00        0.00%
                2 Months         0                0.00        0.00%
                3+ Months        1        1,981,839.41        4.30%
                Total            1        1,981,839.41        4.30%

                     Group 2
                Category      Number    Principal Balance   Percentage
                1 month         7         2,069,948.87        1.15%
                2 Months        1           424,969.42        0.24%
                3+ Months       0                 0.00        0.00%
                Total           8         2,494,918.29        1.39%


                    Group Totals
                Category      Number    Principal Balance   Percentage
                1 Month         7         2,069,948.87        0.92%
                2 Months        1           424,969.42        0.19%
                3+ Months       1         1,981,839.41        0.88%
                Total           9         4,476,757.70        1.99%


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                                       September 25, 2000


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loan
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)     Aggregate Outstanding Interest Shortfalls

                   Class ia1 shortfall                           0.00
                   Class ia2 shortfall                           0.00
                   Class iax shortfall                           0.00
                   Class iia1 shortfall                          0.00
                   Class iia2 shortfal                           0.00
                   Class iiax1 shortfall                         2.11
                   Class iiax2 shortfall                         0.00
                   Class b1 shortfall                            0.00
                   Class b2 shortfall                            0.00
                   Class b3 shortfall                            0.00
                   Class b4 shortfall                            0.00
                   Class b5 shortfall                            0.00
                   Class b6 shortfall                            0.00
                   Class r shortfall                             0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls


                   Class ia1 shortfall                           0.00
                   Class ia2 shortfall                           0.00
                   Class iax shortfall                           0.00
                   Class iia1 shortfall                          0.00
                   Class iia2 shortfal                           0.00
                   Class iiax1 shortfall                         0.00
                   Class iiax2 shortfall                         0.00
                   Class b1 shortfall                            0.00
                   Class b2 shortfall                            0.00
                   Class b3 shortfall                            0.00
                   Class b4 shortfall                            0.00
                   Class b5 shortfall                            0.00
                   Class b6 shortfall                            0.00
                   Class r shortfall                             0.00


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                Karen Dobres
             THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                       email:karen.dobres@chase.com
                     ---------------------------------------

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